UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 23rd,2017

Medican Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53408	87-0474017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 E Liberty Street, STE 200, Reno, Nevada,89501

(Address of Principal Executive Officers)      (Zip Code)
Registrant's telephone number, including area code: (734)883-0539

3440 E. Russell Road, Las Vegas, NV, 89120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ _] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Removal of Kelvin Lindsey, Stephen Lind and Chris Shafer.

On October 2nd, 2015, pursuant to both  a Written Consent In Lieu Of A Meeting Of The Majority of Shareholders AND   a Special Meeting of the Board of Directors, it was resolved to remove Kelvin Lindsey, Stephen Lind and Chris Shafer as officers and directors of the Company
Appointment of Ken Williams

On October 2nd, 2015, pursuant  to both a Written Consent In Lieu of A Meeting of the Majority of Shareholders AND a Special Meeting of the Board of Directors, it was resolved to appoint Ken Williams as Chairman of the Board and Chief Executive Officer.

Item 9.01: Financial Statements and Exhibits

Exhibit 5.02(A) Minutes of Special Meeting of the Board of Directors
Exhibit 5.02(B) Written Consent In Lieu Of A Meeting Of The Majority of Shareholders of Medican Enterprises  Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

By: /s/  Ken Williams